Income Taxes	12 Months Ended
Dec. 31, 2012
Income Taxes [Abstract]
Income Taxes
Note 7 – Income Taxes

    Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company’s deferred tax assets and liabilities at December 31, 2012 and 2011 are as follows:

	2012	2011
Deferred tax assets:
Net operating losses	$13,609,036	$13,089,314
Share-based compensation	1,497,556	741,420
Other differences in tax basis	233,043	4,749

Total deferred tax assets	15,339,635	13,835,483
Less: valuation allowance	(15,339,635)	(13,835,483)

Deferred tax assets, net	$-	$-

    As of December 31, 2012, for U.S. federal income tax reporting purposes, the Company has approximately $43 million of unused net operating losses (“NOLs”) available for carry forward to future years. The benefit from the carry forward of such NOLs will begin expiring during the year ended December 31, 2020. Because United States tax laws limit the time during which NOL carry forwards may be applied against future taxable income, the Company may be unable to take full advantage of its NOL for federal income tax purposes should the Company generate taxable income. Further, the benefit from utilization of NOLs carry forwards could be subject to limitations due to material ownership changes that could occur in the Company as it continues to raise additional capital. Based on such limitations, the Company has significant NOLs for which realization of tax benefits is uncertain.

    The difference between the income tax provision and the amount that would result if the U.S. Federal statutory rate of 34% were applied to pre-tax income (loss) for the years ended December 31, 2012 and 2011 are as follows:

	For the years ended
	December 31, 2012		December 31, 2011

Federal income taxes at 34%	$(2,842,810)	-34.00%	$(1,171,230)	-34.00%
Share-based compensation costs	756,136	9.04%	736,796	21.39%
Change in fair value of derivatives	233,043	2.79%	4,748	0.13%
Amortization of debt discounts	349,480	4.18%	56,033	1.63%
Change in valuation allowance	1,504,151	17.99%	373,653	10.85%

Provision for income tax	$-	-	$-	-